EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Amendment No. 1 to Quarterly Report On Form 10-Q for the quarter ended June 30, 2008 of ZipGlobal Holdings, Inc., a Delaware corporation (the “Company”) for the quarter ending June 30, 2008 (the “Report”), I, Michael C. Lee, the President and the Principal Executive Officer and Principal Accounting Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2008

By: /s/ MICHAEL C. LEE
Michael C. Lee
President and Director
(Principal Executive Officer)
(Principal Financial/Accounting Officer)